SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            NOVEMBER 23, 1999



                                 DSI TOYS, INC.
               (Exact Name of Registrant as Specified in Charter)



           TEXAS                         0-22545                74-1673513
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)



1100 WEST SAM HOUSTON PARKWAY NORTH, HOUSTON, TEXAS               77043
     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code (713) 365-9900


        (Former Name or Former Address, if Changes Since Last Report)


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
ITEM 5.     OTHER EVENTS.


      On November 23, 1999, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.


      The following Exhibit is filed as part of this report.


      Exhibit 99.1    Press Release of DSI Toys, Inc., dated November 23, 1999.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DSI TOYS, INC.
                                        (Registrant)


Date: November 23, 1999                 By: /s/ ROBERT L. WEISGARBER
                                                Robert L. Weisgarber, Chief
                                                Financial Officer




                                        By: /s/ MICHAEL J. LYDEN
                                                Michael J. Lyden, Chief
                                                Executive Officer


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